March 30, 2022

FMI Large Cap Fund Investor Class (Ticker Symbol: FMIHX) Institutional Class (Ticker Symbol: FMIQX)	FMI International Fund Investor Class (Ticker Symbol: FMIJX) Institutional Class (Ticker Symbol: FMIYX)
FMI Common Stock Fund Investor Class (Ticker Symbol: FMIMX) Institutional Class (Ticker Symbol: FMIUX)	FMI International Fund II – Currency Unhedged Investor Class (Not Available for Purchase) Institutional Class (Ticker Symbol: FMIFX)

Supplement to the Prospectus and Statement of Additional Information (“SAI”),
each dated January 31, 2022

On March 11, 2022, the Board of Directors of FMI Funds, Inc. approved a change in principal underwriter of the Funds.

Effective March 31, 2022, Foreside Financial Services, LLC will replace Rafferty Capital Markets, LLC as the Funds’ principal underwriter. Accordingly, as of March 31, 2022, all references in the Prospectus and SAI to “Rafferty Capital Markets, LLC” as the Funds’ principal underwriter are hereby deleted and replaced with references to “Foreside Financial Services, LLC” and all references to the Funds’ “distributor” or “underwriter” are deemed to be references to Foreside Financial Services, LLC. The address of Foreside Financial Services, LLC is Three Canal Plaza, 3rd Floor, Portland, Maine 04101.

In addition, the disclosure under “Distributor,” on page 45 of the SAI, is amended and restated in its entirety as follows:

Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of the Funds’ shares, pursuant to a Distribution Agreement. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares. Currently, the Adviser compensates the Distributor for services that the Distributor provides to the Funds, pursuant to a Distribution Services Agreement.

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the applicable Fund and (ii) by the vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval (subject to any applicable regulatory exceptions). The Distribution Agreement may be terminated upon no less than 60 days’ written notice, by either the Corporation through a vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Agreement or by vote of a majority of the outstanding voting securities of a Fund, or by the Distributor, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that the Distributor is indemnified against losses for certain of its activities as distributor, provided that it is not indemnified it the event of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Agreement or by reason of its reckless disregard of its obligations under the Agreement. The Distribution Services Agreement with the Adviser automatically terminates upon any termination of the Distribution Agreement.

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Please read this Supplement carefully and keep for future reference.